COMMON STOCK PURCHASE AGREEMENT

To:    Tecogen Inc.
45 First Avenue
Waltham, Massachusetts 02451

Ladies and Gentlemen:

The undersigned (the “Investor”) desires to purchase from Tecogen Inc., a Delaware corporation (the “Company”), the number of shares (the “Shares”) of the Company’s Common Stock (the “Common Stock”) set forth on the signature page to this Agreement at the price per share set forth thereon.

1.     Subscription

a.    Subject to the terms and conditions of this Agreement (this “Agreement”), the Investor agrees to subscribe for and purchase from the Company and tenders this subscription for the Shares, together with payment of the subscription price for the Shares in the amount of set forth on the signature page. The subscription price is referred to in this Agreement as the “Funds.”

b.    Tender of the Funds shall be made by delivery of a personal or bank check payable to the Company or by wire transfer to the Company’s designated bank account, together with executed copies of this Agreement. The Investor should deliver the executed subscription documents and payment for the Shares to the Company, Attention: Chief Financial Officer, 45 First Avenue, Waltham, MA 02451.

2.        Acceptance of Agreement

It is understood and agreed that this Subscription is made subject to the following terms and conditions:
a.The Company shall have the right to accept or reject this Subscription, in whole or in part, for any reason, the ineligibility of a Investor under applicable state or foreign securities laws, for any other reason or for no reason. If this Subscription is rejected, the Funds previously delivered to the Company will be returned to the Investor.

b.    Two complete copies of this Agreement will be executed by the Investor. If this Subscription is accepted, one copy of this Common Stock Purchase Agreement as accepted by the Company shall be delivered to the Investor.

c.    If this Subscription is accepted in part and rejected in part, the Investor will be so notified, at which time the excess Funds previously delivered to the Company will be returned to the Investor.

        3.     Representations and Warranties of the Investor

In order to induce the Company to accept this Agreement, the Investor hereby represents and warrants to the Company as follows:

a.    If the Investor is a corporation, partnership, limited liability company, trust or other entity, (i) such Investor is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate

{B1642012; 4}

the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and under any other document or agreement contemplated hereby; and (ii) the execution, delivery, and performance by the Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Investor. If the Investor is an individual, such Investor has full legal capacity to execute and deliver this Agreement and any related document or agreement to which he or she is a party, to consummate the transactions contemplated by this Agreement and otherwise to carry out his or her obligations hereunder and thereunder. This Agreement, and any related document or agreement to which the Investor is a party, has been duly executed by the Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.
THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THIS AGREEMENT AND HAS CONSULTED THE INVESTOR'S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR. THE INVESTOR HAS HAD AN OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVED ANSWERS FROM THE COMPANY, OR A PERSON OR PERSONS ACTING ON THE COMPANY'S BEHALF, CONCERNING THE TERMS AND CONDITIONS OF THIS INVESTMENT AND THE BUSINESS OF THE COMPANY, AND HAS RECEIVED AND REVIEWED ALL ADDITIONAL DOCUMENTATION REGARDING THE BUSINESS AND OPERATIONS OF THE COMPANY THAT HE OR SHE HAS REASONABLY REQUESTED. THE INVESTOR HAS REVIEWED THE COMPANY’S MOST RECENT FORM 10-K ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (www.sec.gov) AND ALL SUBSEQUENT FILINGS WITH THE SEC.

c.    The Investor (i) has no need for liquidity in the investment in the Shares, (ii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and (iii) could afford the complete loss of such investment in the Shares.

d.    The address set forth at the end of this Agreement is the Investor's true and correct residence, and the Investor has no present intention of changing such residence to any other state or jurisdiction.

e.    The Investor confirms that all documents, records and books pertaining to the investment in the Company reasonably requested by the Investor have been made available to the Investor. The undersigned has relied only on such documents and that no written or oral representation or information inconsistent with such information has been made or furnished to the Investor in connection with the Shares and if so made, has not been relied upon.

f.    The Investor understands that the Shares have not been registered under the Securities Act, nor pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in the Securities Act and in the laws of such jurisdictions. The Investor represents to the Company that he is an “accredited investor”, as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended. The Investor is fully aware that the Shares to which he or she is subscribing are to be sold in reliance upon such exemptions based upon his or her representations, warranties and agreements set forth in this Agreement. The Investor is fully aware that he or she must bear the economic risk of his or her investment in the Company for an indefinite period of time because the Shares have not been registered under the Securities Act, and, therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Investor further

{B1642012; 4}

understands that the Company has no intention and is under no obligation to register its Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Investor with any information necessary to enable the Investor to make routine sales of the Shares under Rule 144 under the Securities Act (which it understands is not now, and will not likely be, available) or any rule of the Securities and Exchange Commission or any successor thereto.

g.    The Investor understands that the certificate(s) representing the Shares will bear the following legend restricting its transfer and that a notation restricting such transfer will be made on the stock transfer books of the Company:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE. SUCH SHARES MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

h.    The Shares are being acquired solely for the Investor's own account, for investment and are not being purchased with a view to or for the resale or other distribution of the Shares; and the Investor has no present plans to enter into any contract, undertaking, agreement or arrangement relating to any resale or other distribution of the Shares.

i.    The Investor understands that this Subscription may be accepted or rejected in whole or in part in the sole and absolute discretion of the Company, and this Agreement, unless properly revoked before the completion of the sale of the Shares to the Investor, shall survive the Investor’s death, disability or insolvency, except that the Investor shall have no obligations in the event that this Subscription is rejected by the Company.

j.    The Investor understands that, although the Company is a “reporting company” under the Securities Exchange Act of 1934, as amended, there is no public market for the Shares. When and if the Shares become tradable on a public trading market, the Shares will be subject to the provisions of Rule 144 promulgated under the Securities Act. Routine sales of the Shares made in reliance on the provisions of Rule 144 can be made only in limited amounts and in accordance with the terms and conditions of Rule 144. There can be no assurance that the conditions necessary to permit routine sales of the Shares under Rule 144 will be satisfied at any given time. The Investor further understands that in connection with sales of securities for which Rule 144 is not available, compliance with some other exemption from registration will be required.

k.    The Investor has been advised to consult with the Investor’s own attorney regarding legal, tax, and other matters concerning an investment in the Company and has done so, to the extent the undersigned considers necessary.

l.        The Investor acknowledges and is aware of the following:

(i)    that the Shares are a speculative investment and involve a high degree of risk of loss by the Investor of the Investor's entire investment in the Company;

(ii)    that there is no guarantee that the Investor will realize any gain from his or her investment in the Company and that the Investor may lose his or her entire investment;

{B1642012; 4}

(iii)     that the Company has no current plan or intention to issue dividends with respect to the Shares;

(iv)    that there has never been any representation, guarantee or warranty made to the Investor by any broker, the Company, its agents or employees or any other person, expressly or by implication, as to:

(A)    the approximate or exact length of time that the Investor will be required to remain as owner of the Shares; or

(B)    the past performance or experience on the part of the officers or directors of the Company, or of any other person, that will in any way indicate the predictable results of the ownership of the Shares or any such other securities, or of the overall business of the Company;

(v)    that the Company may in the future issue additional shares of capital stock in the Company, and that the Investor's interest in the Company may thereby become diluted.

m.    The Investor represents that the Investor was contacted regarding the sale of the Shares by a representative of the Company with whom the Investor had a prior substantial pre-existing relationship, and in connection therewith, the Investor did not receive or review any advertisement, article, notice or other similar communication. In addition, the Investor did not become interested in a purchase of the securities of the Company as a result of any registration statement of the Company filed with the Securities and Exchange Commission.

n.    The residence or principal place of business of the Investor is set forth below on the signature page to this Agreement, and all communications between the Investor and the Company regarding the transactions contemplated by this Agreement took place within or from the state of such residence or principal place of business.

The Investor acknowledges that he or she understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Agreement. The Investor confirms that such representations, warranties and acknowledgments are true and accurate as of the date of this Agreement and shall be true and accurate as of the date of delivery of the Funds to the Company and shall survive such delivery. If in any respect such representations and warranties shall not be true and accurate prior to acceptance of this Agreement pursuant to Section 2 of this Agreement, the Investor shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

4.    Indemnification. The Investor acknowledges that he or she understands the meaning and legal consequences of the representations and warranties contained in Section 3 of this Agreement, and the Investor agrees to indemnify, defend and hold harmless the Company and each officer, director, representative and agent of the Company and any person or entity controlling the Company from and against any and all loss, cost, damage or liability (including reasonable attorneys' fees) due to or arising out of a breach of any representation or warranty of the Investor contained in this Agreement.

5.    No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made in this Agreement by the Investor, the Investor does not thereby or in any other manner waive any rights granted to the Investor under federal and state securities law.

6.    Transferability. The Investor agrees not to transfer or assign this Agreement, or any of the Investor's interest in this Agreement, and further agrees that any assignment or transfer of the Shares shall be made only in accordance with applicable securities laws and that an appropriate legend with respect thereto may be placed by the Company on any certificate evidencing such Shares.

{B1642012; 4}

7.    Revocation. The Investor agrees that he or she shall not cancel, terminate or revoke this Agreement.

8.    Termination of Agreement. If any representation or warranty of the Investor contained in Section 3 of this Agreement shall not be true prior to acceptance of this Agreement, and written notice of such fact has been given by the Investor to the Company, then and in any such event this Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party under this Agreement or otherwise, and the Company shall promptly return to the Investor the Funds together with all agreements executed by the Investor.

9.    Dispute Resolution

a.    All disputes, claims, or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before the American Arbitration Association (“AAA”). If AAA ceases operation, then the parties shall select a comparable organization that provides qualified arbitration services. The arbitration shall be held in Boston, Massachusetts before a single arbitrator and shall be conducted in accordance with the rules and regulations promulgated by AAA unless specifically modified herein.

b.    The parties covenant and agree that the arbitration hearing shall commence within ninety (90) days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration hearing, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration hearing or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within three (3) months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any finding of liability or award of damages. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.
c.    The parties covenant and agree that they will participate in the arbitration in good faith and that they will share equally its costs, except as otherwise provided herein. The arbitrator may in his or her discretion assess costs and expenses (including the reasonable legal fees and expenses of the prevailing party whether claimant or respondent) against any party to a proceeding. Any party failing or refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the award. Nothing in this Section 9 shall prohibit any party from proceeding in court without prior arbitration for the limited purpose of seeking a temporary or permanent injunction to avoid immediate and irreparable harm. The provisions of this Section 9 shall be enforceable in any court of competent jurisdiction.
d.    Unless otherwise ordered, the parties shall bear their own attorneys’ fees, costs and expenses in connection with the arbitration. The parties will share equally in the fees and expenses charged by AAA.
e.    Each of the parties hereto irrevocably and unconditionally consents to the exclusive use of AAA to resolve all disputes, claims or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof

{B1642012; 4}

or the transactions contemplated hereby and thereby and further consents to the jurisdiction of the federal or state courts of the Commonwealth of Massachusetts for the purposes of enforcing the arbitration provisions of Section 9a of this Agreement. Each party further irrevocably waives any objection to proceeding before AAA based upon lack of personal jurisdiction or to the laying of venue and further irrevocably and unconditionally waives and agrees not to make a claim in any court that arbitration before AAA has been brought in an inconvenient forum. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto.

10.Registration Rights. The Company hereby grants the following registration rights to holders of the Shares.

a.Registration Statement. The Company shall file with the Securities and Exchange Commission (the “SEC”) not later than ninety (90) days after the closing date of this offering a “shelf” registration statement on an appropriate form (the “Registration Statement”) covering the resale of the Shares and shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable.

b.Registration Procedures. In connection with the Registration Statement, the Company will:

(i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective with respect to the Investor until such time as all of the Shares owned by such Investor may be resold without restriction under the Securities Act; and

(ii) immediately notify the Investors when the prospectus included in the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If the Company notifies the Investors to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Investors shall suspend use of such prospectus. In such event, the Company will use its commercially reasonable efforts to update such prospectus as promptly as is practicable.

c.Information. In connection with the Registration Statement, the Investor will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Investor, upon five business days' notice, to furnish to the Company a certified statement as to, among other things, the number of Shares and the number of other shares of the Company's Common Stock beneficially owned by such Investor and the person that has voting and dispositive control over such shares. The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act, if applicable, in connection with sales of Shares pursuant to the Registration Statement.

d.Expenses. All expenses incurred by the Company in complying with this section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of the Shares, including any fees and disbursements of any counsel to the Investor, are called “Selling Expenses.” The Company will pay all

{B1642012; 4}

Registration Expenses in connection with the Registration Statement. Selling Expenses in connection with the Registration Statement shall be borne by the applicable Investor.

e.Indemnification and Contribution.

(i) The Company will, to the extent permitted by law, indemnify and hold harmless the Investor, each officer of such Investor, each director of such Investor, and each other person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Investor or such other person (a “controlling person”) may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (“Claims”) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at the time of its effectiveness, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the limitations herein, reimburse such Investor and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be liable to a Investor to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(ii) The Investor severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter, each officer of the Company who signs the Registration Statement and each director of the Company against all Claims to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Investor will be liable hereunder in any such case if and only to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Investor, as such, furnished in writing to the Company by such Investor specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(iii) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this section and shall only relieve it from any liability which it may have to such indemnified party under this section except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants

{B1642012; 4}

in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld.

(iv) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Investor, or any controlling person of a Investor, makes a claim for indemnification pursuant to this section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Investor or controlling person of the Investor in circumstances for which indemnification is not provided under this section, then, and in each such case, the Company and the Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in a manner that reflects, as near as practicable, the economic effect of the foregoing provisions of this section. Notwithstanding the foregoing, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

f.Delivery of Unlegended Shares.

(i) Within three business days (such business day, the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares have been sold either pursuant to, and in compliance with, the Registration Statement or Rule 144 under the Securities Act and (ii) in the case of sales under Rule 144, customary representation letters of the Investor and Investor's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (A) shall deliver the Shares so sold without any restrictive legends relating to the Securities Act (the “Unlegended Shares”); and (B) shall cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold Shares, if any, to the Investor at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Investor.

(ii) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Investor, so long as the certificates therefor do not bear a legend and the Investor is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Investor's broker with DTC through its Deposit/Withdrawal at Custodian system. Such delivery must be made on or before the Unlegended Shares Delivery Date but is subject to the cooperation of the Investor's broker (the so-called DTC participant).

(iii) The Investor, severally and not jointly, agrees that the removal of the restrictive legend from certificates representing the Shares as set forth in this section is predicated upon the Company's reliance that the Investor will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

11.	Miscellaneous

{B1642012; 4}

a.    All notices or other communications given or made under this Agreement shall be in writing and shall be delivered or mailed by (a) registered or certified mail, return receipt requested, postage prepaid, or (b) overnight air courier, fees prepaid, to the Investor at his or her address set forth below and to the Company at its address set forth at the outset of this Agreement.

b.    Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Investor, or delay by the Company in exercising the same, will not operate as a waiver of such right or remedy. No waiver by the Company will be effective unless and until it is in writing and signed on behalf of the Company.

c.    Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of law principles.

d.    This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties hereto.
e.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
f.    If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
g.    This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and may be amended only by a writing executed by all parties.

[The balance of this page has been intentionally left blank.]

{B1642012; 4}

Tecogen Inc.
Signature page to
Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date set forth below. By initialing the appropriate space below, the Investor hereby represents that the Investor is:

________ (initials)	a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.
________ (initials)	a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 (ignoring any positive net worth of a principal residence).
________ (initials)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

________ (initials)	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described Regulation D.
________ (initials)	an entity in which all of the equity owners fall within one of the categories set forth above.
____ Aggregate dollar amount being purchased Ž	________________________________________ Investor’s name Ž
________$4.50__________________________ Price per Share Ž
Social Security/Tax ID No.:_________________	Investor’s signature Ž
Investor’s title, if any Ž

Address of the Investor 

ACCEPTED AND AGREED	Email address: ______________________
TECOGEN INC.
Fax number: _______________________

By:	__________________________________ Bonnie J. Brown, Chief Financial Officer
Date:	____________________________
[NOTE: If the Shares are to be held other than in the name of the Investor alone, please indicate how the Shares are to be registered (e.g., as joint tenants) and provide a separate signature page for each person.]

{B1642012; 4}